VANGUARD(R) FLORIDA INSURED
LONG-TERM TAX-EXEMPT FUND

MAY 31, 2000

SEMIANNUAL

[SHIP]

[A MEMBER OF
THE VANGUARD GROUP(R) LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?
     In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.
     We don't think so.
     The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.
     Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns-many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks-has made some investors question the idea of diversification.
     And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.
     However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs-even at low commission rates-and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.
     Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:
o Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.
o Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.
o Step back from the daily frenzy of the markets; focus on your overall asset allocation.
o Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

--------------------------------------------------------------------------------
CONTENTS

Report From The Chairman .......... 1        Fund Profile .............. 8

The Markets In Perspective ........ 4        Performance Summary ...... 10

Report From The Adviser ........... 6        Financial Statements ..... 11
--------------------------------------------------------------------------------


All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.
"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.
Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes.
"Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates Incorporated.

1

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

REPORT FROM THE CHAIRMAN

Interest rates for most municipal bonds ratcheted higher during the six months ended May 31, 2000-the first half of Vanguard Florida Insured Long-Term
Tax-Exempt Fund's fiscal year-and bond prices generally declined. In this environment, municipal bonds earned positive total returns, as price declines only partially offset the interest income earned during the period.

--------------------------------------------------
                                    TOTAL RETURNS
                                  SIX MONTHS ENDED
                                    MAY 31, 2000
--------------------------------------------------
Vanguard Florida Insured
  Long-Term Tax-Exempt Fund              1.1%
--------------------------------------------------
Average Florida Insured
  Municipal Debt Fund*                   0.4%
--------------------------------------------------
*Derived from data provided by Lipper Inc.

     As you can see in the adjacent table, our fund earned a six-month total return (capital change plus reinvested dividends) of 1.1%, which topped that of its average peer. The fund's total return is based on a decrease in net asset value from $10.70 per share on November 30, 1999, to $10.54 per share on May 31, 2000, and is adjusted for dividends totaling $0.278 per share paid from net investment income. For Florida residents, income earned by our fund is exempt from federal income tax and the Florida intangible personal property tax, but may be subject to local taxes and to the alternative minimum tax.
     The fund's yield rose from 5.14% at the end of November 1999 to 5.55% on May 31. For taxpayers in the highest federal income tax bracket (39.6%), the taxable equivalent yield at the end of the period was about 9.2%.

THE PERIOD IN REVIEW
The U.S. economy expanded impressively during the six months ended May 31, but the terrific pace of economic growth stoked fears of higher inflation-and, thus, higher interest rates. These fears put pressure on the prices of both stocks and bonds, making it a volatile six months for stocks, particularly for technology shares, and a generally lackluster half-year for bonds.
     The Federal Reserve Board continued its campaign to head off inflation by hiking its target for short-term interest rates by a full percentage point during the half-year. The yield of the 10-year U.S. Treasury note rose only slightly, to 6.27% on May 31 from 6.19% six months earlier, and the yield of 3-month Treasury bills rose by 32 basis points (0.32 percentage point) to close the period at 5.62%. However, the yield of the benchmark 30-year Treasury bond fell from 6.29% on November 30, 1999, to 6.01% on May 31, 2000. This decline resulted from the decreasing supply of long-term Treasury debt-a development that drove prices higher and yields lower for the longest-term Treasuries. Yields of high-grade, long-term municipal bonds ended the half-year at 5.91%, up a tiny bit from 5.87% when the period began. Yields on top-grade (MIG-1) 3-month notes rose 35 basis points to 4.15% on May 31.
     Relative to U.S. Treasury bonds, longer-term municipal bonds are extremely attractive, particularly for investors in higher income tax brackets. On May 31, the yield of a high-grade, long-term municipal bond was equal to about 98% of the yield of the 30-year U.S. Treasury bond, whose interest is subject to federal income tax. The spread

2

between long-term Treasury bonds and munis was unusually thin because of the heavy demand for-and, thus, lower yields of-long-term Treasuries. For securities with maturities of 10 years, the yield of municipal bonds was equal to about 85% of the yield of Treasuries, a proportion in line with the long-term historical rate.
     The U.S. stock market advanced during the six months, though as the period progressed investors' favor shifted toward value-oriented stocks and away from growth shares. The Wilshire 5000 Total Market Index, a measure of the entire U.S. stock market, gained 2.4% for the half-year. Among large-capitalization stocks, the returns of value stocks outpaced those of growth-oriented shares by nearly 2 percentage points (3.6% for the Standard & Poor's 500/BARRA Value Index; 1.9% for the S&P 500/BARRA Growth Index). The split was especially evident from March through May, when large value stocks gained 10.0% and large growth stocks slipped -0.4%.

PERFORMANCE OVERVIEW
Vanguard Florida Insured Long-Term Tax-Exempt Fund earned 1.1% for the six months, ahead of the 0.4% return of its average peer and a tiny bit above the 1.0% return of the Lehman Brothers Municipal Bond Index, which exists outside the real world of operating expenses and transaction costs.
     Of course, a six-month return tells only part of the story of a bond fund's performance. It's important to note that semiannual returns for bond funds account for only half of the year's interest income, while price changes fully and immediately reflect movements in interest rates-rising when rates fall and falling when rates rise. For perspective, it's important to consider a full year's interest income when evaluating a bond fund. During the 12 months ended May 31, 2000, our Insured Long-Term Tax-Exempt Fund recorded a negative total return of -1.2%, consisting of an income return of 4.9% and a price decline of -6.1%.
     Also, keep in mind that rising interest rates, which cause bond prices to fall, are not entirely bad news for fixed income investors. For long-term bonds, a rise in interest rates causes an immediate price decline, but the long-term effect can be beneficial because there is more income to reinvest at higher yields. Conversely, when interest rates drop, bond prices rise immediately, but over the long haul, lower rates diminish the income earned on reinvested dividends.
     Though bond prices can swing dramatically, over the long run it is interest income that accounts for virtually all of a bond fund's total return. As such, municipal bonds that now offer a yield of about 5.5% can provide a solid long-term return, particularly ifinflation remains at relatively low levels.
     A key ingredient in our success is our significant cost advantage over similar funds. Our fund has an annualized expense ratio (expenses as a percentage of average net assets) of just 0.15%, compared with the 1.00% charged by the average long-term Florida tax-exempt fund. For our shareholders, the benefits of low costs are twofold. Our cost advantage provides us with a head start in our quest to outperform our competitors. Lower costs also allow our investment adviser, Vanguard Fixed Income Group, to select bonds with higher credit quality than those chosen by our peers, without a sacrifice in net yields.
     For Vanguard Florida Insured Long-Term Tax-Exempt Fund, our adviser invests primarily in bonds that carry private insurance guaranteeing the payment of principal and interest in the event that a bond issuer defaults on its debt obligations. Though these securities offer slightly lower gross yields than noninsured bonds, our low costs historically have more than made up the difference, allowing our fund to provide net returns that are fully competitive with those of lower-quality municipal bond portfolios.

3

IN SUMMARY
The argument for holding bonds as well as stocks in a balanced portfolio is an enduring one that is not based on past returns or projections of future returns. Fixed income investments add to a portfolio's diversification, and interest income is a valuable and durable component of total return that, when compounded over long periods, plays an important role in accumulating wealth. For Florida residents, the tax benefit of a Florida municipal bond fund can be especially valuable.
     History has taught us that investors who maintain balanced portfolios of well-diversified stock funds, bond funds, and money market funds generally find it easier to maintain their equilibrium in turbulent times. We urge you to base your investment plans on your own goals, time horizon, and risk tolerance-and then to stick with those plans over the long haul.



/S/
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

June 14, 2000

--------------------------------------------------------------------------------
IN MEMORY
--------------------------------------------------------------------------------
It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the fund and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.

4

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 2000

Strong crosscurrents pushed and tugged at financial markets during the six months ended May 31, 2000. Positive influences included very strong economic growth and rising corporate profits. Negative factors included tighter monetary policy, higher inflation, and concerns about stock valuations.
     Interest rates rose in most segments of the bond market, and bond prices slipped. Stock prices rose slightly, on balance, although wide day-to-day price swings were frequent.
     Uncertainty in both the bond and stock markets centered on the surprising performance of the U.S. economy, which grew at a torrid 7.3% pace in the final three months of 1999 and at a still-robust 5.4% during the first quarter of
2000. With U.S. unemployment at around 4.0% of the workforce, the Federal Reserve Board continued to be concerned that inflation would worsen unless the economic expansion slowed. The Fed raised short-term interest rates by 0.25 percentage point in February and again in March, before boosting rates by 0.50 percentage point in mid-May. These boosts, following three quarter-percentage-point increases in 1999, took the Fed's target for short-term rates to 6.5%. By the end of May, some signs of slowing had emerged in the economy, although it was not certain that the Fed had finished applying the brakes.

-----------------------------------------------------------------------
                                                TOTAL RETURNS
                                         PERIODS ENDED MAY 31, 2000
                                       --------------------------------
                                       6 MONTHS     1 YEAR     5 YEARS*
-----------------------------------------------------------------------
STOCKS
  S&P 500 Index                           2.9%       10.5%       23.8%
  Russell 2000 Index                      5.5         9.9        13.5
  Wilshire 5000 Index                     2.4        10.7        22.3
  MSCI EAFE Index                         0.7        17.4        10.4
-----------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index             1.4%        2.1%        6.0%
  Lehman 10 Year Municipal Bond Index     0.7        -0.2         5.3
  Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index               2.7         5.2         5.2
-----------------------------------------------------------------------
OTHER
  Consumer Price Index                    1.8%        3.1%        2.4%
-----------------------------------------------------------------------
*Annualized.

     Evidence on inflation was ambiguous. The Consumer Price Index increased 1.8% and 3.1%, respectively, for the six- and twelve-month periods ended May 31, but much of the increase was due to higher energy and food prices. Core inflation, which excludes those sectors, was up a less-scary 2.4% during the twelve months ended May 31.

U.S. STOCK MARKETS
Optimism about long-term prospects for technology, media, and telecommunications companies dominated the equity markets through the first three months of the period. But sentiment shifted suddenly in mid-March, sending the tech and telecom groups sharply lower. The tech-heavy Nasdaq Composite Index, for example, registered a 41.1% return from November 30 through February 29, only to give back most of the gains over the next three months. End result: a 2.4% return for the six months ended May 31.
     The overall stock market, as measured by the Wilshire 5000 Index, also returned 2.4%. Value stocks, those characterized by above-average dividend yields and below-average price/earnings and price/book value ratios, enjoyed a resurgence beginning in mid-March.

5

For the full six months, the value components of both the large-capitalization S&P 500 Index and the small-cap Russell 2000 Index outperformed the indexes' growth components.
     Within the S&P 500, the half-year's best return was the 48% gain recorded by "other energy" stocks, including oil-drilling and services companies that benefited from a continuing rise in oil prices. The producer-durables sector gained 18%, largely because of big gains for a number of manufacturers of telecommunications gear and semiconductor testing and fabrication equipment. Technology stocks, which now account for about one-quarter of the total stock market's value, gained about 12% for the six months.
     Poor performers included the utilities sector (-14% return), which was hurt by downturns in several large telephone stocks, and many consumer staples (-9%) and consumer-discretionary (-6%) companies. Prices fell steeply for a number of high-profile retailers, beverage and food makers, tobacco companies, and entertainment enterprises.

U.S. BOND MARKETS
The Federal Reserve's influence on interest rates is strongest for short-term securities. Over the six months, the Fed pushed up the rate charged on overnight loans between banks by 1 percentage point to 6.5%. Yields of 3-month U.S. Treasury bills rose only one-third as far (0.32 percentage point, or 32 basis points), to 5.62%. And long-term Treasury yields moved even less. The 10-year Treasury note rose just 8 basis points to 6.27% as of May 31, and yields fell for very long-term Treasury bonds due to a cutback in issuance of new bonds. As a result of the shrinking supply of long-term bonds, the yield of the 30-year Treasury bond declined 28 basis points-from 6.29% to 6.01%-during the half-year.
     Because short-term rates moved higher while long-term rates declined, there was an unusual "inversion" in the yield curve. Instead of sloping upward-with yields increasing along with the maturity of Treasury securities-the curve sloped down. The 6.01% yield of 30-year Treasuries on May 31 was 70 basis points below the 6.71% yield on 3-year Treasury notes.
     Corporate and municipal bonds did not perform as well as Treasury securities, and the yield curve for these sectors remained positive-yields of long-term bonds remained higher than those of short-term securities. The Lehman Aggregate Bond Index, a proxy for the overall taxable bond market, returned 1.4%, as a price decline of 2% offset most of the 3.4% income provided by bonds during the half-year.

INTERNATIONAL STOCK MARKETS
A stronger U.S. dollar and weak Asian markets made the half-year a lackluster one for U.S. investors in foreign stocks. Improving economic growth in most of the world helped a number of markets in Europe, Asia, and Latin America to produce good gains in their local currencies. However, the U.S. dollar increased in value versus most currencies, significantly reducing the returns received by dollar-based investors. (Conversely, when the dollar falls in value, returns from abroad are enhanced for U.S. investors.)
     The overall return in dollars from developed foreign markets was a scant 0.7%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. However, in local currencies, the EAFE Index return for the six months was a very respectable 7.8%.
     In Europe, where stocks benefited from a continuance of corporate acquisitions, an average 12.8% gain in local-currency terms was reduced to 4.7% for U.S. investors because of the dollar's strength. Stocks in the Pacific region, which is dominated by Japan, returned -7.0% in dollars, as a -2.0% return in local-currency terms was further diminished by the dollar's gains. The Select Emerging Markets Free Index returned -2.8% in U.S. dollars.

6

REPORT FROM THE ADVISER

The economy continued its robust expansion during the six months ended May 31, 2000, the first half of the fiscal year for Vanguard Florida Insured Long-Term Tax-Exempt Fund. The unemployment rate fell as low as 3.9% and the economy grew at an annual rate of more than 5% during the half-year.
     A fear of inflation roiled the markets, as investors focused on rising short-term rates. On three occasions the Federal Reserve Board increased the federal funds rate to slow economic growth. In turn, this led to a noticeable increase in stock market volatility. Throughout the tumult, the tax-exempt bond market remained relatively calm.
     A long-term, high-quality municipal bond started the period with a 5.87% yield and ended it with a barely changed yield of 5.91%. Importantly, the transition from 1999 to 2000 went smoothly, without negative effects for either the issuers of municipal bonds or the financial markets.
     Although other markets were volatile during the half-year, tax-exempt bonds were a solid, if unglamorous, investment, and your fund continued to dutifully turn out consistent tax-exempt dividends. Often the municipal securities market lacks the dramatic allure of the stock market. However, tax-exempt securities are a reliable workhorse for the total return of an investor's portfolio.
     The fund earned a tax-free return of 1.1% during the half-year, significantly ahead of the 0.4% return of the average Florida insured municipal bond fund and a wee bit ahead of the 1.0% return of the Lehman Municipal Bond Index, our unmanaged benchmark.

LOW DEMAND, LOW SUPPLY
During the half-year, few new investors entered the municipal bond market. Indeed, most tax-exempt funds experienced net outflows of cash, as investors redeemed shares to finance other purchases or to pay federal taxes. During this time, the low demand for municipal bonds improved their value relative to taxable bonds. As of May 31, a highly rated, long-term state general obligation bond provided 98% of the income of a similar U.S. Treasury security, even though interest paid on the municipal bond is generally exempt from federal income tax, while interest on Treasuries is not. Investors in the top (39.6%) federal income tax bracket, therefore, received 2.3 percentage points in additional yield, after taxes, from high-quality, long-term muni bonds than from similar Treasuries. Such attractive relative yields have rarely endured.
     The supply of newly issued tax-exempt bonds so far in 2000 is a staggering 30% lower than last year. The stronger economy has boosted the finances of local governments, so fewer issuers need to tap the credit markets. The drop in new municipal bond issuance has supported prices for existing tax-exempt securities, especially in states with relatively high taxes. However the effects of reduced supply have largely been offset by tepid demand for municipal bonds. At some point, we can expect that muni bond prices will rise in relation to those of taxable bonds and that the spread between yields of municipals and taxable bonds will widen.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The fund reflects a belief that a high level of current income exempt from federal income tax and Florida's intangible personal property tax can be achieved by investing primarily in long-term insured bonds issued by state, county, and municipal governments in Florida.
--------------------------------------------------------------------------------

7

MATURITY SPREADS NARROW, CREDIT SPREADS WIDEN
For municipal bonds, as for other fixed income investments, the spread in yields between issues with short- and long-term maturities has narrowed. In the tax-exempt market, the gap in yields between a 1-year bond and a 30-year bond is only 1.4 percentage points, down from about 2.0 percentage points. In the Treasury bond market, short-term yields are currently higher than yields for long-term bonds. This is unusual, because investors typically require higher yields to lend money for longer periods. The anomaly reflects the Federal Reserve Board's raising of short-term rates and the fall in supply of long-term Treasury bonds. Even if the Fed keeps raising interest rates, we expect yields for tax-exempt bonds to maintain their usual upward-sloping curve, with yields rising as maturities increase.
     During the half-year, the spread between yields of high-quality municipal bonds and yields of lower-quality bonds widened. This meant that lower-quality bond prices lagged those of high-quality bonds and that investors were demanding higher yields to take on higher credit risk. During the period, the extra income paid by bonds with the lowest investment-grade rating (Baa/BBB) versus those with the highest quality (AAA) increased from 0.50 to 0.75 percentage point. This reversed the trend of recent years, when credit spreads narrowed to historical lows as investors stretched for incrementally higher returns by buying lower-quality bonds.
     The trend toward wider credit-quality spreads began with bonds used to finance hospitals and other health care facilities. Most health care providers have credit ratings in the middle or lower tiers of investment-grade ratings. Rising cost pressures and reductions in expense reimbursement from health insurers have taken a toll. Investors are cautious and have demanded higher yields to hold bonds from these issuers, a trend that has spilled over into all lower-quality sectors. As you have come to expect, Vanguard has consistently maintained a steady commitment to higher-quality issues. We have sought to provide superior income by keeping expenses low, so that more of the funds' gross income flows to you, rather than by taking on increased credit risk. The market's recent focus on credit quality has helped our performance relative to peer funds.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
Vanguard Fixed Income Group

June 13, 2000

8

FUND PROFILE
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
---------------------------------------------
                  FLORIDA INSURED      LEHMAN
                        LONG-TERM      INDEX*
---------------------------------------------
Number of Issues              151      38,998
Yield                        5.6%          --
Yield to Maturity            5.6%          --
Average Coupon               5.3%        5.5%
Average Maturity       14.1 years  13.4 years
Average Quality               AAA         AA+
Average Duration        8.9 years   7.5 years
Expense Ratio             0.15%**          --
Cash Reserves                1.2%          --

 *Lehman Municipal Bond Index.
**Annualized.

INVESTMENT FOCUS
---------------------------------------------
[GRID]
AVERAGE MATURITY                         LONG
CREDIT QUALITY                           HIGH

VOLATILITY MEASURES
---------------------------------------------
                  FLORIDA INSURED      LEHMAN
                        LONG-TERM      INDEX*
---------------------------------------------
R-Squared                    0.98        1.00
Beta                         1.18        1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
---------------------------------------------
AAA                                     94.2%
AA                                       5.8
A                                        0.0
BBB                                      0.0
BB                                       0.0
B                                        0.0
---------------------------------------------
Total                                  100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
---------------------------------------------
Under 1 Year                             4.0%
1-5 Years                                7.6
5-10 Years                              13.6
10-20 Years                             53.2
20-30 Years                             20.5
Over 30 Years                            1.1
---------------------------------------------
Total                                  100.0%

9

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"-highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

10

PERFORMANCE SUMMARY
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: SEPTEMBER 1, 1992-MAY 31, 2000
----------------------------------------------------------------------------------------

          FLORIDA INSURED LONG-TERM                    FLORIDA INSURED LONG-TERM
               TAX-EXEMPT FUND      LEHMAN*                 TAX-EXEMPT FUND      LEHMAN*
FISCAL   CAPITAL   INCOME   TOTAL    TOTAL   FISCAL   CAPITAL   INCOME   TOTAL    TOTAL
YEAR      RETURN   RETURN   RETURN  RETURN   YEAR      RETURN   RETURN   RETURN  RETURN
----------------------------------------------------------------------------------------
1992       1.6%     1.2%     2.8%     1.8%   1997       1.3%     5.2%     6.5%     7.2%
1993       6.9      5.5     12.4     11.1    1998       2.9      5.1      8.0      7.8
1994     -11.0      4.9     -6.1     -5.2    1999      -6.5      4.6     -1.9     -1.1
1995      13.8      6.3     20.1     18.9    2000**    -1.5      2.6      1.1      1.0
1996       1.2      5.3      6.5      5.9
----------------------------------------------------------------------------------------
 *Lehman Municipal Bond Index.
**Six months ended May 31, 2000.
See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
--------------------------------------------------------------------------------
                                                             SINCE INCEPTION
                          INCEPTION                     ------------------------
                             DATE    1 YEAR   5 YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
Florida Insured Long-Term
 Tax-Exempt Fund          9/1/1992   -0.27%    5.88%     1.22%     5.27%   6.49%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

11

FINANCIAL STATEMENTS
MAY 31, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FACE        MARKET
                                                                                        MATURITY               AMOUNT        VALUE*
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND                                 COUPON            DATE                (000)         (000)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.8%)
------------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (90.1%)
Alachua County FL Health Fac. Auth. (Shands Teaching Hosp.)                6.25%       12/1/2011(1)           $ 3,095      $  3,286
Alachua County FL Health Fac. Auth. (Shands Teaching Hosp.)                6.25%       12/1/2016(1)             8,695         9,209
Alachua County FL Health Fac. Auth. VRDO (Shands Teaching Hosp.)           3.95%        6/7/2000(1)             3,000         3,000
Boynton Beach FL Util. System Rev.                                         6.25%       11/1/2020(3)             2,085         2,120
Boynton Beach FL Util. System Rev.                                         6.25%       11/1/2020(3)(ETM)          415           437
Brevard County FL Health Fac. (Holmes Medical Center)                     5.625%       10/1/2014(1)             2,000         1,972
Broward County FL Airport System Rev.                                     5.125%       10/1/2018(2)             5,000         4,533
Broward County FL Airport System Rev.                                      5.25%       10/1/2012(1)            14,735        14,039
Broward County FL Solid Waste                                              5.75%        7/1/2013(1)             4,130         4,162
Canaveral FL Port Auth.                                                    6.00%        6/1/2006(3)             1,000         1,028
Collier County FL COP                                                      6.25%       2/15/2013(4)            12,500        13,348
Coral Springs FL Improvement Dist. Water & Sewer GO                        6.00%        6/1/2010(1)             4,250         4,390
Dade County FL Health Fac. Auth. Rev. (Miami Baptist Hosp.)                5.25%       5/15/2013(1)             4,500         4,292
Dade County FL School Dist. GO                                             5.00%       2/15/2017(1)            19,000        17,216
Dade County FL School Dist. GO                                            6.875%        8/1/2002(1)             5,000         5,192
Dade County FL Seaport GO                                                  6.25%       10/1/2001(2)(Prere.)     2,000         2,056
Dade County FL Seaport GO                                                  6.50%       10/1/2001(2)(Prere.)     4,090         4,217
Dade County FL Water & Sewer System Rev. VRDO                              4.05%        6/7/2000(3)             1,590         1,590
Davie FL Water & Sewer Rev.                                               6.375%       10/1/2012(2)             2,500         2,704
Dunedin FL Util. System Rev.                                               6.75%       10/1/2008(3)             1,115         1,220
Dunedin FL Util. System Rev.                                               6.75%       10/1/2010(3)             2,465         2,732
Florida Board of Educ. Lottery Rev.                                        5.00%        7/1/2016(3)            16,800        15,389
Florida Board of Educ. Lottery Rev.                                        5.00%        7/1/2017(3)             8,000         7,239
Florida Board of Educ. Rev. (Capital Outlay)                               5.00%        6/1/2015(3)             6,605         6,105
Florida Board of Educ. Rev. (Capital Outlay)                               5.00%        6/1/2017(3)            10,380         9,396
Florida Dept. of General Services Rev.
  (Dept. of Environmental Protection Preservation-2000)                    5.75%        7/1/2013(2)             2,585         2,609
Florida Muni. Power Agency                                                 6.25%       10/1/2002(2)(Prere.)     4,500         4,704
Florida Turnpike Auth. Rev.                                                5.00%        7/1/2014(1)             5,000         4,664
Florida Turnpike Auth. Rev.                                                5.00%        7/1/2015(1)             7,435         6,877

12

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FACE        MARKET
                                                                                        MATURITY               AMOUNT        VALUE*
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND                                 COUPON            DATE                (000)         (000)
------------------------------------------------------------------------------------------------------------------------------------
Florida Turnpike Auth. Rev.                                                5.00%        7/1/2017(1)           $ 8,165      $  7,397
Florida Turnpike Auth. Rev.                                                5.00%        7/1/2023(1)            10,000         8,658
Greater Orlando FL Aviation Auth.                                          5.25%       10/1/2012(3)            18,245        17,492
Greater Orlando FL Aviation Auth.                                          6.10%       10/1/2006(2)             2,500         2,586
Gulf Breeze FL Rev.                                                        4.50%       10/1/2027(1)            11,380         8,777
Hillsborough County FL IDA (Univ. Community Hosp.)                         6.50%       8/15/2019(1)            17,850        19,305
Hillsborough County FL School Board COP                                    5.25%        7/1/2017(1)            12,000        11,179
Indian River County FL Water & Sewer Rev.                                  5.25%        9/1/2018(3)             6,415         5,932
Indian River County FL Water & Sewer Rev.                                  6.50%        9/1/2008(3)             2,540         2,734
Lakeland FL Electric & Water Rev.                                          0.00%       10/1/2010(1)             8,260         4,631
Lakeland FL Electric & Water Rev.                                          0.00%       10/1/2011(1)             8,420         4,429
Lakeland FL Electric & Water Rev.                                          0.00%       10/1/2012(1)             6,520         3,213
Lakeland FL Electric & Water Rev.                                          5.00%       10/1/2028(1)             6,000         5,103
Lee County FL School Board COP                                             6.00%        8/1/2007(4)             5,820         6,074
Lee County FL School Board COP                                             6.00%        8/1/2008(4)             6,180         6,455
Marion County FL Hosp. Dist. (Munroe Regional Medical Center)              6.20%       10/1/2007(3)             1,000         1,044
Martin County FL Health Fac. Auth. Hosp. Rev.
  (Martin Memorial Medical Center)                                         5.00%      11/15/2028(2)             6,500         5,441
Melbourne FL Water & Sewer Rev.                                           6.375%       10/1/2012(3)             1,000         1,037
Miami Beach FL Health Fac. Auth. (Mt. Sinai Medical Center)               6.125%      11/15/2014(4)             1,250         1,285
Miami Beach FL Health Fac. Auth. (Mt. Sinai Medical Center)                6.25%      11/15/2008(4)             2,000         2,074
Miami FL GO                                                                5.90%       12/1/2008(3)             1,000         1,043
Miami FL GO                                                                6.00%       12/1/2009(3)             1,380         1,449
Miami-Dade County FL Expressway Auth. Toll Sys. Rev.                      6.375%        7/1/2029(3)            25,250        26,256
Miami-Dade County FL Public Fac. Rev. (Jackson Memorial Hosp.)             5.25%        6/1/2010(4)             1,000           982
Miami-Dade County FL Public Fac. Rev. (Jackson Memorial Hosp.)             5.25%        6/1/2011(4)             2,000         1,948
Miami-Dade County FL Public Fac. Rev. (Jackson Memorial Hosp.)             5.25%        6/1/2012(4)             3,120         3,010
Miami-Dade County FL Public Fac. Rev. (Jackson Memorial Hosp.)             5.25%        6/1/2013(4)             3,160         3,022
Miami-Dade County FL School Board COP                                      5.00%        8/1/2025(4)            17,950        15,323
Miramar FL Wastewater Improvement Assessment Refunding                     5.00%       10/1/2019(1)             2,725         2,401
Miramar FL Wastewater Improvement Assessment Refunding                     5.00%       10/1/2025(1)            11,250         9,663
North Broward FL Hosp. Dist. Rev.                                          5.25%       1/15/2017(1)             3,500         3,229
North Broward FL Hosp. Dist. Rev.                                          5.75%       1/15/2007(1)             2,560         2,615
Ocala FL Water & Sewer                                                     6.00%       10/1/2005(2)             2,565         2,629
Ocala FL Water & Sewer                                                     6.00%       10/1/2010(2)             2,435         2,555
Orange County FL Health Fac. Auth. (Adventist Health System)               6.25%      11/15/2010(2)             6,015         6,236
Orange County FL Health Fac. Auth. (Orlando Regional Health)               6.25%       10/1/2009(1)             2,045         2,160
Orange County FL Health Fac. Auth. (Orlando Regional Health)               6.25%       10/1/2009(1)(ETM)        4,935         5,254
Orange County FL Health Fac. Auth. (Orlando Regional Health)               6.25%       10/1/2010(1)             2,175         2,299
Orange County FL Health Fac. Auth. (Orlando Regional Health)               6.25%       10/1/2010(1)(ETM)        5,260         5,614
Orange County FL Health Fac. Auth. (Orlando Regional Health)               6.25%       10/1/2011(1)             1,145         1,215
Orange County FL Health Fac. Auth. (Orlando Regional Health)               6.25%       10/1/2011(1)(ETM)        2,765         2,943
Orange County FL Health Fac. Auth. (Orlando Regional Health)               6.25%       10/1/2013(1)             1,890         2,004
Orange County FL Health Fac. Auth. (Orlando Regional Health)               6.25%       10/1/2013(1)(ETM)        3,160         3,366
Orange County FL Health Fac. Auth. (Orlando Regional Health)               6.25%       10/1/2016(1)             1,610         1,708
Orange County FL Health Fac. Auth. (Orlando Regional Health)               6.25%       10/1/2016(1)(ETM)        3,890         4,124
Orange County FL Health Fac. Auth. (Orlando Regional Health)               6.25%       10/1/2018(1)             6,770         7,142
Orange County FL Health Fac. Auth. (Orlando Regional Health)               6.25%       10/1/2021(1)            11,500        12,027
Orange County FL Sales Tax Rev.                                           5.125%        1/1/2028(3)             8,000         6,974
Orange County FL School Dist. COP                                         5.375%        8/1/2017(1)             7,590         7,186
Orange County FL School Dist. COP                                         5.375%        8/1/2022(1)            16,880        15,536
Orange County FL School Dist. COP                                          6.00%        8/1/2010(1)            12,825        13,451
Orange County FL School Dist. COP                                          6.00%        8/1/2011(1)             6,000         6,283
Orange County FL Solid Waste Rev.                                         6.375%       10/1/2017(3)             3,500         3,613
Orange County FL Tourist Dev. Rev.                                         4.75%       10/1/2024(2)             2,000         1,638
Orange County FL Tourist Dev. Rev.                                         5.90%       10/1/2010(1)             1,250         1,302
Orange County FL Tourist Dev. Rev.                                         6.50%       10/1/2002(2)(Prere.)     4,000         4,203
Orlando & Orange County FL Expressway Auth. Rev.                           5.00%        7/1/2028(3)            16,150        13,747
Orlando & Orange County FL Expressway Auth. Rev.                           6.50%        7/1/2010(3)             2,000         2,174
Osceola County FL Gas Tax Rev.                                             5.90%        4/1/2008(3)             1,805         1,848
Palm Beach County FL Criminal Justice Fac. Rev.                            7.20%        6/1/2015(3)             3,000         3,485
Palm Beach County FL School Board COP                                      6.00%        8/1/2016(3)             3,970         4,070

13

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FACE        MARKET
                                                                                        MATURITY               AMOUNT        VALUE*
                                                                          COUPON            DATE                (000)         (000)
------------------------------------------------------------------------------------------------------------------------------------
Palm Beach County FL School Board COP                                      6.00%        8/1/2017(3)           $ 7,495      $  7,647
Palm Beach County FL School Board COP                                      6.25%        8/1/2025(3)            20,000        20,565
Palm Beach County FL Solid Waste Auth. Rev.                                6.00%       10/1/2007(2)            20,850        21,777
Pinellas County FL Sewer Rev.                                              5.00%       10/1/2024(3)             9,500         8,194
Sarasota County FL Util. System Rev.                                       5.75%       10/1/2012(3)             4,325         4,364
Sarasota County FL Util. System Rev.                                       7.00%       10/1/2009(3)             6,260         6,981
Seacoast FL Util. Auth. Water & Sewer Rev.                                 5.50%        3/1/2010(3)             2,500         2,507
Seacoast FL Util. Auth. Water & Sewer Rev.                                 5.50%        3/1/2017(3)             2,400         2,356
Seacoast FL Util. Auth. Water & Sewer Rev.                                 5.50%        3/1/2019(3)             1,595         1,549
Seminole County FL School Board COP                                       6.125%        7/1/2004(1)(Prere.)     3,500         3,688
Seminole County FL School Board COP                                        6.50%        7/1/2004(1)(Prere.)     2,750         2,915
Seminole County FL Water & Sewer Rev.                                      6.00%       10/1/2009(1)             1,800         1,888
Seminole County FL Water & Sewer Rev.                                      6.00%       10/1/2012(1)             5,000         5,235
Seminole County FL Water & Sewer Rev.                                      6.00%       10/1/2019(1)             2,350         2,435
Seminole County FL Water & Sewer Rev.                                      6.00%       10/1/2019(1)(ETM)        5,150         5,268
South Miami FL Health Fac. Auth. Hosp. Rev.
  (Baptist Health Systems Obligations Group)                               5.00%      11/15/2028(1)            10,000         8,371
St. Lucie County FL Util. System Rev.                                      5.50%       10/1/2015(3)(ETM)        5,000         4,938
St. Lucie County FL Util. System Rev.                                      6.00%       10/1/2020(3)(ETM)+       3,165         3,191
St. Lucie County FL Util. System Rev.                                      6.50%       10/1/2008(1)(ETM)        4,910         5,216
Sunrise FL Util. System Rev.                                               5.20%       10/1/2022(2)            17,805        16,132
Tallahassee FL Energy System Rev.                                          5.00%       10/1/2028(4)             8,000         6,803
Tallahassee FL Energy System Rev.                                          5.25%       10/1/2013(4)             4,730         4,610
Tallahassee FL Energy System Rev.                                          5.25%       10/1/2014(4)             3,980         3,851
Tallahassee FL Energy System Rev.                                          5.25%       10/1/2015(4)             5,240         5,026
Tamarac FL Water & Sewer Util. Rev.                                        5.90%       10/1/2011(3)             3,980         4,145
Tampa Bay FL Water Util. System Rev.                                       0.00%       10/1/2004(3)            11,905         9,462
Tampa Bay FL Water Util. System Rev.                                       0.00%       10/1/2005(3)            10,000         7,519
Tampa Bay FL Water Util. System Rev.                                       0.00%       10/1/2006(3)            11,040         7,844
Tampa Bay FL Water Util. System Rev.                                       0.00%       10/1/2007(3)             3,105         2,083
Tampa Bay FL Water Util. System Rev.                                       4.75%       10/1/2027(3)            10,750         8,680
Tampa FL Health System Rev. (Catholic Healthcare East)                     5.25%      11/15/2011(1)             4,575         4,452
Tampa FL Health System Rev. (Catholic Healthcare East)                     5.25%      11/15/2012(1)             2,385         2,298
Tampa FL Health System Rev. (Catholic Healthcare East)                     5.25%      11/15/2013(1)             4,365         4,170
Tampa FL Health System Rev. (Catholic Healthcare East)                     5.50%      11/15/2004(1)             1,000         1,013
Tampa FL Health System Rev. (Catholic Healthcare East)                     5.50%      11/15/2012(2)             6,000         5,952
Tampa FL Health System Rev. (Catholic Healthcare East)                     5.50%      11/15/2013(2)             2,800         2,769
Tampa FL Health System Rev. (Catholic Healthcare East)                     5.50%      11/15/2014(2)             1,000           983
Tampa FL Hillsborough County Expressway Auth. Rev.                         6.00%        7/1/2004(2)             4,980         5,149
Tampa FL Hillsborough County Expressway Auth. Rev.                         6.50%        7/1/2002(2)             4,130         4,254
Tampa FL Water & Sewer Rev.                                                6.25%       10/1/2012(3)             5,805         5,986
West Palm Beach FL Public Service Tax Rev.                                6.125%        3/1/2002(1)(Prere.)     1,560         1,606
OUTSIDE FLORIDA:
Puerto Rico Muni. Finance Agency                                           6.00%        8/1/2016(4)             6,000         6,177
                                                                                                                      -------------
                                                                                                                            742,348
                                                                                                                      -------------
NONINSURED (8.7%)
Collier County FL Health Fac. Auth. Hosp. Rev. VRDO
  (Cleveland Clinic Health System)                                         4.35%        6/2/2000                6,320         6,320
Florida Board of Educ. Rev.                                                5.00%        6/1/2012                6,000         5,699
Florida Board of Educ. Rev.                                                6.75%        6/1/2001(Prere.)        2,000         2,059
Florida Housing Finance Agency                                             6.25%        7/1/2011                1,335         1,348
Florida Housing Finance Agency                                             6.35%        7/1/2014                1,695         1,710
Gainesville FL Util. System Rev.                                           6.50%       10/1/2012                1,500         1,643
Hillsborough County FL IDA PCR VRDO (Tampa Electric Co. Project)           4.45%        6/2/2000                1,000         1,000
Jacksonville FL Electric Auth. Rev.                                        5.00%       10/1/2023               14,940        12,759
Jacksonville FL Electric Auth. Rev.                                        5.10%       10/1/2032               10,780         9,105
Jacksonville FL Electric Auth. Rev. VRDO                                   4.35%        6/2/2000                1,000         1,000
Lakeland FL Electric & Water Rev.                                          6.05%       10/1/2014                2,000         2,096
Lakeland FL Electric & Water Rev.                                          6.55%       10/1/2009                4,000         4,343
Martin County FL PCR (FL Power & Light Co. Project)                        4.30%        6/2/2000                  800           800
Orange County FL Health Fac. Auth. VRDO
  (Adventist Health System/Sunbelt)                                        4.35%        6/8/2000 LOC              900           900

14

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FACE        MARKET
                                                                                        MATURITY               AMOUNT        VALUE*
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND                                 COUPON            DATE                (000)         (000)
------------------------------------------------------------------------------------------------------------------------------------
Orlando FL Util. Comm. Rev.                                                6.75%       10/1/2017              $11,700      $ 13,016
St. Lucie County FL PCR VRDO (Florida Power & Light Co.)                   4.30%        6/2/2000                2,700         2,700
St. Lucie County FL PCR VRDO (Florida Power & Light Co.)                   4.45%        6/2/2000                2,900         2,900
Tallahassee FL Consolidated Util. System Rev.                              6.20%       10/1/2019                2,000         2,036
                                                                                                                      -------------
                                                                                                                             71,434
                                                                                                                      -------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $839,679)                                                                                                           813,782
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.2%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                         13,582
Liabilities                                                                                                                  (3,578)
                                                                                                                      -------------
                                                                                                                             10,004
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 78,175,309 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                                $823,786
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                    $10.54
===================================================================================================================================
*See Note A in Notes to Financial Statements.
+Securities with a value of $1,411,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see below.

--------------------------------------------------------------------------------
AT MAY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                         AMOUNT             PER
                                                          (000)           SHARE
--------------------------------------------------------------------------------
Paid in Capital                                        $854,743          $10.94
Undistributed Net Investment Income                          --              --
Accumulated Net Realized Losses                          (5,107)           (.07)
Unrealized Appreciation (Depreciation)-Note F
  Investment Securities                                 (25,897)           (.33)
  Futures Contracts                                          47              --
--------------------------------------------------------------------------------
NET ASSETS                                             $823,786          $10.54
================================================================================

KEY TO ABBREVIATIONS

COP--Certificate of Participation.
GO--General Obligation.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1)MBIA (Municipal Bond Insurance Association).
(2)AMBAC (Ambac Assurance Corporation).
(3)FGIC (Financial Guaranty Insurance Company).
(4)FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled prinicipal and interest payments are guaranteed by bank letter of credit.

15

STATEMENT OF OPERATIONS
This Statement shows interest earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                      FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND
                                                  SIX MONTHS ENDED MAY 31, 2000
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                            $ 22,863
                                                                      ----------
      Total Income                                                       22,863
                                                                      ----------
EXPENSES
   The Vanguard Group-Note B
      Investment Advisory Services                                           50
      Management and Administrative                                         515
      Marketing and Distribution                                             70
   Custodian Fees                                                             5
   Auditing Fees                                                              4
   Shareholders' Reports                                                     10
   Trustees' Fees and Expenses                                                1
                                                                      ----------
      Total Expenses                                                        655
      Expenses Paid Indirectly-Note C                                        (5)
                                                                      ----------
      Net Expenses                                                          650
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    22,213
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                            (3,151)
   Futures Contracts                                                        837
--------------------------------------------------------------------------------
REALIZED NET LOSS                                                        (2,314)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                (11,306)
   Futures Contracts                                                         47
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        (11,259)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $  8,640
================================================================================

16

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions-Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions-Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                   FLORIDA INSURED LONG-TERM
                                                        TAX-EXEMPT FUND
                                             -----------------------------------
                                                  SIX MONTHS               YEAR
                                                       ENDED              ENDED
                                                MAY 31, 2000      NOV. 30, 1999
                                                       (000)              (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                              22,213             43,235
   Realized Net Gain (Loss)                           (2,314)             1,820
   Change in Unrealized Appreciation (Depreciation)  (11,259)           (62,527)
                                             -----------------------------------
      Net Increase (Decrease) in Net Assets
       Resulting from Operations                       8,640            (17,472)
                                             -----------------------------------
DISTRIBUTIONS
   Net Investment Income                             (22,213)           (43,235)
   Realized Capital Gain                                  --             (6,916)
                                             -----------------------------------
      Total Distributions                            (22,213)           (50,151)
                                             -----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                            137,307            362,954
   Issued in Lieu of Cash Distributions               13,712             33,301
   Redeemed                                         (188,270)          (271,538)
                                             -----------------------------------
      Net Increase (Decrease) from Capital
       Share Transactions                            (37,251)           124,717
--------------------------------------------------------------------------------
   Total Increase (Decrease)                         (50,824)            57,094
--------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                               874,610            817,516
                                             -----------------------------------
   End of Period                                    $823,786           $874,610
================================================================================

(1)Shares Issued (Redeemed)
   Issued                                             12,918             32,294
   Issued in Lieu of Cash Distributions                1,292              2,985
   Redeemed                                          (17,771)           (24,377)
                                             -----------------------------------
      Net Increase (Decrease) in Shares Outstanding   (3,561)            10,902
================================================================================

17

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------
                                                       FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND
                                                                 YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING            SIX MONTHS ENDED ---------------------------------------------
THROUGHOUT EACH PERIOD                 MAY 31, 2000     1999     1998     1997     1996     1995
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $10.70   $11.54   $11.21   $11.07   $10.94   $ 9.61
-------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                       .278     .543     .551     .561     .550     .560
   Net Realized and Unrealized Gain (Loss)
      on Investments                          (.160)   (.749)    .330     .140     .130    1.330
                                           ------------------------------------------------------
      Total from Investment Operations         .118    (.206)    .881     .701     .680    1.890
                                           ------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income       (.278)   (.543)   (.551)   (.561)   (.550)   (.560)
   Distributions from Realized Capital Gains     --    (.091)      --       --       --       --
                                           ------------------------------------------------------
      Total Distributions                     (.278)   (.634)   (.551)   (.561)   (.550)   (.560)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $10.54   $10.70   $11.54   $11.21   $11.07   $10.94
=================================================================================================

TOTAL RETURN                                  1.11%   -1.87%    8.03%    6.54%    6.45%   20.05%
=================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)        $824     $875     $818     $617     $515     $423
   Ratio of Total Expenses to
      Average Net Assets                     0.15%*    0.18%    0.20%    0.19%    0.19%    0.21%
   Ratio of Net Investment Income to
      Average Net Assets                     5.24%*    4.88%    4.83%    5.10%    5.09%    5.33%
   Portfolio Turnover Rate                     41%*      18%      21%      13%      19%      20%
=================================================================================================
*Annualized.

18

NOTES TO FINANCIAL STATEMENTS
Vanguard  Florida  Insured  Long-Term  Tax-Exempt  Fund is registered  under the
Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. FUTURES CONTRACTS: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2000, the fund had contributed capital of $163,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.2% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 2000, custodian fee offset arrangements reduced expenses by $5,000.

19

D. During the six months ended May 31, 2000, the fund purchased $166,981,000 of investment securities and sold $192,966,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The fund had realized losses totaling $2,620,000 through November 30, 1999, which are deferred for tax purposes and increase the amount of net unrealized depreciation on investment securities for tax purposes (see Note F). At November 30, 1999, the fund had available capital losses of $173,000 to offset future net capital gains through November 30, 2007.

F. At May 31, 2000, net unrealized depreciation of investment securities for federal income tax purposes was $28,517,000, consisting of unrealized gains of $3,890,000 on securities that had risen in value since their purchase and $32,407,000 in unrealized losses on securities that had fallen in value since their purchase. (See Note E).
   At May 31, 2000, the aggregate settlement value of open futures contracts expiring in September 2000 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                               (000)
                                                   -----------------------------
                                    NUMBER OF        AGGREGATE   NET UNREALIZED
                                   LONG (SHORT)      SETTLEMENT   APPRECIATION
FUTURES CONTRACTS                   CONTRACTS           VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
U.S. Treasury Bond                    (172)           $16,448        $(283)
U.S. Treasury Note                     300             29,034          330
--------------------------------------------------------------------------------

20

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
---------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock
  Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International  Value Fund
Mid-Cap Index Fund*
Morgan(TM) Growth Fund
Pacific  Stock  Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital Appreciation Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed International Fund*
Tax-Managed Small-Cap Fund*
Total International Stock
  Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
---------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative
  Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
  Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
---------------------------------------
Admiral(TM) Intermediate-Term
  Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*


MONEY MARKET FUNDS
---------------------------------------
Admiral(TM) Treasury Money
  Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York
  Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE  ANNUITY PLAN
---------------------------------------
Balanced  Portfolio
Diversified  Value Portfolio
Equity Income Portfolio
Equity  Index  Portfolio
  Growth  Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

      For information about Vanguard funds and our variable annuity plan, including charges and expenses,
          obtain a prospectus from The Vanguard Group, P.O. Box 2600,
                          Valley Forge, PA 19482-2600.
               Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.
     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.


TRUSTEES
JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------


OTHER FUND OFFICERS
RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


VANGUARD MANAGING DIRECTORS
R. GREGORY BARTON - Legal Department.
ROBERT A. DISTEFANO - Information Technology.
JAMES H. GATELY - Individual Investor Group.
KATHLEEN C. GUBANICH - Human Resources.
IAN A. MACKINNON - Fixed Income Group.
F. WILLIAM MCNABB, III - Institutional Investor Group.
MICHAEL S. MILLER - Planning and Development.
RALPH K. PACKARD - Chief Financial Officer.
GEORGE U. SAUTER - Quantitative Equity Group.

                                           [SHIP]
                                           [THE VANGUARD GROUP (R) LOGO]
                                           Post Office Box 2600
                                           Valley Forge, Pennsylvania 19482-2600


ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.


WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed
to prospective investors unless it
is preceded or accompanied by the
current fund prospectus.


Q182 072000

(c) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.